Taxes on Income (Details) - USD ($) $ in Thousands		Dec. 31, 2019	Dec. 31, 2018
Components of Company's deferred tax liabilities and assets
Net operating loss carry forward	[1]	$ 7,658	$ 7,407
Net capital loss carry forward	[1]	5,427	5,427
Allowances and provisions		129	120
Intangible assets, net		(393)	(372)
Deferred tax assets, gross		12,821	12,582
Valuation allowance	[2]	(12,821)	(12,582)
Net deferred tax Liability

[1]	See Note 16b.
[2]	In years 2019 and 2018, the Company has provided valuation allowances on deferred tax assets that results from tax loss carry forward and other reserves and allowances due to its history of operating and capital losses and current uncertainty about the ability to realize these deferred tax assets in the future. Net change in valuation allowance during 2019 was due to a increase of net capital loss carry forward.